Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

Dated as of March 12, 2004

among

TRIAD HOSPITALS, INC.,

as Borrower

AND

BANK OF AMERICA, N.A.,

as Administrative Agent on behalf of itself and the Lenders

Arranged By:

BANC OF AMERICA SECURITIES LLC and THE BANK OF NOVA SCOTIA

as Joint Lead Arrangers

AND

BANC OF AMERICA SECURITIES LLC, THE BANK OF NOVA SCOTIA AND FLEET NATIONAL

BANK

as Joint Book Runners

AMENDMENT NO. 6

THIS AMENDMENT NO. 6 dated as of March 12, 2004 (this “Amendment”) to the Credit Agreement referenced below is by and among Triad Hospitals, Inc., a Delaware corporation (the “Borrower”), and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders.

W I T N E S S E T H

WHEREAS, a $1.2 billion credit facility was established in favor of the Borrower pursuant to the terms of that Amended and Restated Credit Agreement dated as of April 27, 2001 (as amended and modified from time to time, the “Credit Agreement”) among the Borrower, the lenders identified therein and Bank of America, N.A., as Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the requisite Lenders have agreed to the requested modifications and the above-referenced waiver on the terms and conditions set forth herein and have directed the Administrative Agent to enter into this Amendment for and on their behalf.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended in the following respects:

2.1 The following paragraph and grid are hereby added after the first paragraph in the definition of “Applicable Percentage” in Section 1.1 to read as follows:

Notwithstanding the foregoing, on and after the Amendment No. 6 Effective Date, the Applicable Percentage for the Term Loan B Facility shall be subject to the rates per annum set forth below opposite the applicable Consolidated Total Leverage Ratio then in effect, it being understood that (i) the Applicable Percentage for Base Rate Loans shall be the percentage set forth under the column “Term Loan B Base Rate Loans” and (ii) the Applicable Percentage for Eurodollar Loans shall be the percentage set forth under the column “Term Loan B Eurodollar Loans”. Therefore, on the Amendment No. 6 Effective Date, the Applicable Percentage with respect to Eurodollar Loans under the Term Loan B Facility shall be reduced from 3.00% to 2.25% per annum and the Applicable Percentage with respect to Base Rate Loans under the Term Loan B Facility shall be reduced from 2.00% per annum to 1.25% per annum.

Consolidated Total Leverage Ratio	Term Loan B Base Rate Loans	Term Loan B Eurodollar Loans
= 2.50:1.00	1.25%	2.25%
< 2.50:1.00	1.00%	2.00%

2.2 Subclause (ii) in the definition of “Approved Asset Disposition” in Section 1.1 is hereby amended to read as follows:

(ii) up to the first twelve (12) facilities sold or disposed of by any member of the Consolidated Group after the Closing Date;

2.3 A new subsection (K) is hereby added after subsection (J) in the definition of “Asset Disposition” in Section 1.1 and shall read as follows:

and (K) the lease by the Borrower of (I) that certain Cessna Citation Encore, manufacturer’s Serial Number 560-0561, Registration Number N511TH and (II) that certain Cessna Citation X, manufacturer’s Serial Number 750-0040, Registration Number N40KW (collectively, the “Jets”).

2.4 A new subclause (f) is added at the end of the first sentence in the definition of “Change of Control” set forth in Section 1.1 and shall read as follows:

or (f) the occurrence of a “Change in Control” under and as defined in the 2004 Refinancing Debt.

2.5 Subclause (iii) in the definition of “Excluded Property” in Section 1.1 is hereby amended to read as follows:

(iii)(a) which consists of real property that existed or was acquired prior to the Amendment No. 6 Effective Date and has a fair market value of less than $15 million or (b) which consists of real property that did not exist until after, or was acquired after, the Amendment No. 6 Effective Date or

2.6 A new subclause (iv) in the definition of “Excluded Property” in Section 1.1 is hereby added to read as follows:

(iv) those properties which consist of real property acquired from Tenet Healthcare Corporation or any subsidiary thereof in December 2003.

2.7 The reference to “$5 million” in subclause (iv) and the reference to “$50 million” in subclause (vii)(B) in the definition of “Permitted Acquisition” in Section 1.1 are hereby amended to read as “$25 million” and “$100 million”, respectively.

2.8 The reference to “twenty percent (20%)” in subclause (xvi) in the definition of “Permitted Investments” in Section 1.1 is hereby amended to read as “thirty percent (30%)”.

2.9 The references to “$5 million” in subclauses (ii) and (iii) of the definition of “Pro Forma Compliance Certificate” in Section 1.1 are each hereby amended to read as “$25 million”.

2.10 The following definitions are hereby added to Section 1.1 in the appropriate alphabetical order and shall read as follows:

“2004 Refinancing Debt” has the meaning given such term in Section 9.1(o).

“Amendment No. 6 Effective Date” means March 12, 2004.

“Jets” has the meaning given such term in subclause (K) of the definition of Asset Disposition in Section 1.1.

2.11 The last sentence of Section 3.3(b)(ii)(A) is hereby deleted in its entirety.

2.12 The reference to “$50 million” in subclause 3.3(b)(ii)(B) is hereby amended to read as “$100 million”.

2.13 The last two sentences of Section 3.3(b)(ii)(B) are hereby deleted in their entirety.

2.14 The reference to “twenty percent (20%)” in subclause (iii) of the proviso in the last sentence of Section 8.12 is hereby amended to read as “thirty percent (30%)”.

2.15 Subclause (i) in the first sentence of Section 8.13 is amended to read as follows:

(i) all of its owned personal property located in the United States, other than the Jets,

2.16 The following subclause (o) is added at the end of Section 9.1 and shall read as follows:

(o) Indebtedness of the Borrower in an aggregate principal amount up to $850 million in the form of (A) Subordinated Debt that has terms that are not materially less favorable to the Borrower than that of the Refinancing Subordinated Debt and has a weighted average maturity that is greater than that of the Loans hereunder and/or (B) unsecured senior notes that have terms that are not materially less favorable to the Borrower than that of the Senior Notes and have a weighted average maturity that is greater than that of the Loans hereunder (the “2004 Refinancing Debt”); provided that the first $600 million of the proceeds of the 2004 Refinancing Debt are used to (i) refinance the Senior Notes and pay any accrued interest, transaction costs and tender or call premiums related thereto in accordance with the terms hereof and/or (ii) voluntarily prepay the Term Loans in accordance with the terms hereof.

2.17 Subclause (C) in Section 9.5(iv) is hereby amended to read as follows:

(C) the aggregate net book value of all assets sold, leased or otherwise disposed of shall not exceed $100.0 million in any fiscal year,

2.18 The reference to “$5 million” in subclause (E) in Section 9.5(iv) is hereby amended to read as “$25 million”.

2.19 The following sentence is hereby added at the end of clause (iv) of Section 9.5 and shall read as follows:

Notwithstanding subclause (A) above, a member of the Consolidated Group may make an Asset Disposition which otherwise complies with the rest of the requirements contained in this Section 9.5(iv) for consideration consisting of loans, advances or extensions of credit to the buyer provided that such consideration consisting of loans, advances or extensions of credit does not exceed $50 million in the aggregate at any one time outstanding.

2.20 The following sentence is hereby added as a separate paragraph at the end of Section 9.5 and shall read as follows:

In addition to the foregoing, any member of the Consolidated Group may make Asset Dispositions by way of donation, transfer or other disposition of assets (whether real or personal property including cash) to State or local municipalities (or other Governmental Authorities), nonprofit organizations, foundations, charities or similar entities of its choice in an aggregate principal amount (for the Consolidated Group) of up to $10 million in any fiscal year.

2.21 The following proviso is hereby added at the end of subsection (d) of Section 9.8 and shall read as follows:

provided, further, however, that the Borrower may refinance the Senior Notes with the 2004 Refinancing Debt.

2.22 Clause (ii) of Section 9.11 is hereby amended to read as follows:

(ii) pursuant to the terms of the Senior Subordinated Notes, the Refinancing Subordinated Debt or the 2004 Refinancing Debt,

2.23 The reference to “twenty percent (20%)” in the second proviso in Section 9.12 is hereby amended to read as “thirty percent (30%)”.

2.24 Clause (i) in Section 10.1(g) is hereby amended to read as follows:

(i) The occurrence of an Event of Default under and as defined under the Senior Notes, Interim Loan, Senior Subordinated Notes, the Refinancing Subordinated Debt, the 2004 Refinancing Debt or the indentures or other governing instruments relating thereto (in each case, if such Indebtedness is then outstanding);

3. The Guarantors join in the execution of this Amendment for purposes of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Guaranty Agreement.

4. The Borrower affirms that the representations and warranties in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date and except to the extent that changes in facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement).

5. (i) This Amendment, other than Section 2.1, shall be effective as of the date hereof upon receipt by the Administrative Agent of executed signature pages to this Amendment from each of the parties hereto and executed copies of consents from the Required Lenders and (ii) Section 2.1 shall be effective as of the date hereof upon receipt by the Administrative Agent of executed signature pages to this Amendment from each of the parties hereto and executed copies of consents from the Required Lenders and all of the Tranche B Term Lenders. The effectiveness of this Amendment is also subject to receipt by the Administrative Agent of the amendment fee equal to five basis points (0.05%) on (A) the Revolving Commitments of the Revolving Lenders consenting to this Amendment and (B) the outstanding Term Loans of the Term Lenders consenting to this Amendment.

6. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

7. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:	TRIAD HOSPITALS, INC., a Delaware corporation

	By:	/s/ James R. Bedenbaugh

	Name:	James R. Bedenbaugh
	Title:	Senior Vice President & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent and on behalf of the Lenders

	By:	/s/ Kevin Wagley

	Name:	Kevin Wagley
	Title:	Principal

Consented to by:

GUARANTOR:	ARIZONA ASC MANAGEMENT, INC.
DAY SURGERY, INC.
MEDICAL HOLDINGS, INC.
MEDICAL MANAGEMENT, INC.
PACIFIC GROUP ASC DIVISION, INC.
SOUTH ALABAMA MANAGED CARE
CONTRACTING, INC.
SOUTH ALABAMA MEDICAL MANAGEMENT SERVICES, INC.
SOUTH ALABAMA PHYSICAN SERVICES, INC.
SPROCKET MEDICAL MANAGEMENT, INC.
SURGICARE OF INDEPENDENCE, INC.
SURGICARE OF SAN LEANDRO, INC.
SURGICARE OF VICTORIA, INC.
SURGICARE OUTPATIENT CENTER OF LAKE CHARLES, INC.
SURGICENTER OF JOHNSON COUNTY, INC.
SURGICENTERS OF AMERICA, INC.
TRIAD EL—DORADO, INC.
TRIAD HOLDINGS III, INC.
TRIAD RC, INC.
TRIAD-ARIZONA I, INC.
TRIAD-SOUTH TULSA HOSPITAL COMPANY, INC.
CAROLINAS MEDICAL ALLIANCE, INC.
FRANKFORT HEALTH PARTNER, INC.
GADSDEN REGIONAL PRIMARY CARE, INC.
NC-CSH, INC.
NC-DSH, INC.
QHG GEORGIA HOLDINGS, INC.
QHG OF ALABAMA, INC.
QHG OF BARBERTON, INC.
QHG OF BLUFFTON, INC.
QHG OF ENTERPRISE, INC.
QHG OF FORREST COUNTY, INC
QHG OF FORT WAYNE, INC.
QHG OF GADSDEN, INC.
QHG OF HATTISBURG, INC.
QHG OF JACKSONVILLE, INC.
QHG OF LAKE CITY, INC.
QHG OF MASSILLON, INC.
QHG OF OHIO, INC.
QHG OF SOUTH CAROLINA, INC.
QHG OF SPARTANBURG, INC.
QHG OF SPRINGDALE, INC.
QHG OF TEXAS, INC.

	By:	/s/ Donald P. Fay

	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

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GUARANTOR:	QHG OF WARSAW, INC.
QUORUM HEALTH GROUP OF VICKSBURG, INC.
SOFTWARE SALES CORP.
ST. JOSEPH MEDICAL GROUP, INC.
WESLEY HEALTHTRUST, INC.

	By:		/s/ Donald P. Fay

	Name:		Donald P. Fay
	Title:		Executive Vice President and Secretary

ALICE HOSPITAL, LLC
ALICE SURGEONS, LLC

	By:	APS Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

E.D. CLINICS, LLC
EL DORADO MEDICAL CENTER, LLC

	By:	Arizona Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BRAZOS VALLEY SURGICAL CENTER, LLC
BVSC, LLC

	By:	Brazos Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

COLLEGE STATION MEDICAL CENTER, LLC
CSMC, LLC

	By:	College Station Merger, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	CORONADO HOSPITAL, LLC
PAMPA MEDICAL CENTER, LLC

	By:	Coronado Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HOBBS PHYSICIAN PRACTICE, LLC
LEA REGIONAL HOSPITAL, LLC

	By:	Hobbs Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

LRH, LLC
REGIONAL HOSPITAL OF LONGVIEW, LLC

	By:	Longview Merger, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

WILLAMETTE VALLEY CLINICS, LLC
WILLAMETTE VALLEY MEDICAL CENTER, LLC

	By:	Oregon Healthcorp., LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Title:Fay
		Title:	Executive Vice President and Manager

BLUFFTON HEALTH SYSTEM LLC

	By:	QHG of Bluffton, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	ST. JOSEPH HEALTH SYSTEM LLC

	By:	QHG of Fort Wayne, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

WESLEY HEALTH SYSTEM LLC

	By:	QHG OF Hattiesburg, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	QHG of Forrest County, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

WARSAW HEALTH SYSTEM LLC

	By:	QHG Warsaw, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

	By:	Frankfort Health Partner, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	SACMC, LLC
SAN ANGELO COMMUNITY MEDICAL CENTER, LLC

	By:	San Angelo Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN LEANDRO MEDICAL CENTER, LLC
SLH, LLC

	By:	San Leandro, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BROWNWOOD MEDICAL CENTER, LLC
MEDICAL CENTER OF BROWNWOOD, LLC

	By:	Southern Texas Medical Center, LLC,
its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PACIFIC PHYSICIANS SERVICE, LLC

	By:	Sprocket Medical Management, Inc.,
its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	CLAREMORE PHYSICIANS, LLC
CLAREMORE REGIONAL HOSPITAL, LLC
CLINICO, LLC
IRHC, LLC (F/K/A INDEPENDENCE REGIONAL HEALTH CENTER, LLC)
KENSINGCARE, LLC
MEDICAL PARK HOSPITAL, LLC
MEDICAL PARK MSO, LLC
PHYS-MED, LLC
PRIMARY MEDICAL, LLC
SOUTH ARKANSAS CLINIC, LLC
TRIAD CSGP, LLC
TROSCO, LLC
TRUFOR PHARMACY, LLC
WOMEN & CHILDREN’S HOSPITAL, LLC

	By:	Triad Holdings II, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GUARANTOR:	ARIZONA DH, LLC
CSDS, LLC
GRB REAL ESTATE, LLC
GREENBRIER VMC, LLC
LS PSYCHIATRIC, LLC
MISSOURI HEALTHSERV, LLC
TRIAD-DENTON HOSPITAL GP, LLC
VFARC, LLC
VHC HOLDINGS, LLC
VHC MEDICAL, LLC
VMF MEDICAL, LLC
WEST VIRGINIA MS, LLC
WHMC, LLC
WH MEDICAL, LLC
WOODLAND HEIGHTS MEDICAL CENTER, LLC

	By:	Triad Holdings III, Inc., its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

MEDICAL CENTER AT TERRELL, LLC
TERRELL MEDICAL CENTER, LLC

	By:	Triad-Medical Center at Terrell Subsidiary, LLC,
its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

NAVARRO REGIONAL, LLC
NRH, LLC

	By:	Triad-Navarro Regional Hospital Subsidiary, LLC,
its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	APS MEDICAL, LLC
ARIZONA MEDCO, LLC
BRAZOS MEDCO, LLC
CARLSBAD MEDICAL CENTER, LLC
COLLEGE STATION MERGER, LLC
CORONADO MEDICAL, LLC
DALLAS PHY SERVICE, LLC
DFW PHYSERV, LLC
EYE INSTITUTE OF SOUTHERN ARIZONA, LLC
GH TEXAS, LLC
GHC HOSPITAL, LLC
HDP WOODLAND PROPERTY, LLC
HDPWH, LLC
HOBBS MEDCO, LLC
LAS CRUCES MEDICAL CENTER, LLC
LONGVIEW MERGER, LLC
NORTHWEST HOSPITAL, LLC
NORTHWEST RANCHO VISTOSO IMAGING SERVICES, LLC
OPRMC, LLC (F/K/A OVERLAND PARK REGIONAL MEDICAL CENTER, LLC)
OREGON HEALTHCORP, LLC
PACIFIC WEST DIVISION OFFICE, LLC
PECOS VALLEY OF NEW MEXICO, LLC
PHOENIX SURGICAL, LLC
SAN ANGELO MEDICAL, LLC
SAN LEANDRO, LLC
SOUTHERN TEXAS MEDICAL CENTER, LLC
TRIAD CSLP, LLC
TRIAD TEXAS, LLC
TRIAD-MEDICAL CENTER AT TERRELL SUBSIDIARY, LLC
TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC
WHARTON MEDCO, LLC

	By:	Triad Hospitals, Inc., its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

DETAR HOSPITAL, LLC
VICTORIA HOSPITAL, LLC

	By:	VHC Medical, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	WAMC, LLC

	By:	West Anaheim, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GCMC, LLC
GULF COAST MEDICAL CENTER, LLC

	By:	Wharton Medco, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

LAKE AREA PHYSICIAN SERVICES, L.L.C.

	By:	Women & Children Hospital, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

AMERICAN HEALTH FACILITIES DEVELOPMENT, LLC
QHR INTERNATIONAL, LLC
THE INTENSIVE RESOURCE GROUP, LLC

	By:	Quorum Health Resources, LLC, its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HATTIESBURG ASG-GP

	By:	Wesley Health System LLC, its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

	By:	QHG of Forrest County, Inc., its Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

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GUARANTOR:	DALLAS PHYSICIAN PRACTICE, L.P.

	By:	DPW Physerv, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

GULF COAST HOSPITAL, L.P.

	By:	Gulf Coast Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

HDP WOODLAND HEIGHTS, L.P.

	By:	HDP Woodland Property, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

NAVARRO HOSPITAL, L.P.

	By:	Navarro Regional, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PAMPA HOSPITAL, L.P.

	By:	Pampa Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	QHG GEORGIA, LP

	By:	QHG Georgia Holdings, Inc., its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP

	By:	QHG of Fort Wayne, Inc., its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

IOM HEALTH SYSTEM, L.P.

	By:	QHG of Indiana, Inc., its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

LONGVIEW MEDICAL CENTER, L.P.

	By:	Regional Hospital of Longview, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN ANGELO HOSPITAL, L.P.

	By:	San Angelo Community Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

SAN LEANDRO HOSPITAL, L.P.

	By:	San Leandro Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

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GUARANTOR:	TERRELL HOSPITAL, L.P.

	By:	Terrell Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

TRIAD CORPORATE SERVICES, LIMITED PARTNERSHIP

	By:	Triad CSGP, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PACIFIC EAST DIVISION OFFICE, L.P.

	By:	Triad Texas, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

TRIAD-DENTON HOSPITAL, L.P.

	By:	Triad-Denton Hospital GP, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

PINEY WOODS HEALTHCARE SYSTEM, L.P.

	By:	Woodland Heights Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

QUORUM ELF, INC.
QUORUM HEALTH SERVICES, INC.

	By:	/s/ Donald P. Fay

	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

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GUARANTOR:	QUORUM HEALTH RESOURCES, LLC

	By:	Quorum Health Group, Inc., its Sole Member

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

PHYSICIANS AND SURGEONS HOSPITAL OF ALICE, L.P.

	By:	Alice Hospital, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BRAZOS VALLEY OF TEXAS, L.P.

	By:	Brazos Valley Surgical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

BROWNWOOD HOSPITAL, L.P.

	By:	Brownwood Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

COLLEGE STATION HOSPITAL, L.P.

	By:	College Station Medical Center, LLC, its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

CRESTWOOD HEALTHCARE, L.P.

	By:	Crestwood Hospital & Nursing Home, Inc., its General Partner

		By:	/s/ Donald P. Fay

		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	VICTORIA OF TEXAS, L.P.

	By:	DeTar Hospital, LLC, its General Partner

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Manager

ABILENE HOSPITAL, LLC

	By:	NC-SCHI, INC., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

ABILENE MERGER, LLC

	By:	Quorum, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

ARMC, LP

	By:	Triad-ARMC, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

CRESTWOOD HOSPITAL, LLC

	By:	Triad Holdings III, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

CRESTWOOD HOSPITAL LP, LLC

	By:	Crestwood Hospital, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	GASLIGHT ASC-GP, LLC

	By:	Pineywoods Healthcare Systems, L.P., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

MMC OF NEVADA, LLC

	By:	Triad Hospitals, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

NORTHWEST PHYSICIANS, LLC

	By:	QHG of Springdale, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

PDMC, LLC

	By:	Sebastopol, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
Title:

PROCURE SOLUTIONS, LLC

	By:	Quorum Health Group, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
Title:

SOUTHCREST, L.L.C.

	By:	Triad-South Tulsa Hospital Company, Inc. its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
Title:

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	TRIAD HOLDINGS IV, LLC

	By:	Triad Hospitals, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

TRIAD HOLDINGS V, LLC

	By:	Triad Hospitals, Inc. its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

TRIAD HOLDINGS VI, INC.

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive Vice President and Secretary

TRIAD OF INDIANA, LLC

	By:	Triad Holdings V, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President and Secretary

TRIAD-ARMC, LLC

	By:	NC-SCHI, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

TRIAD-WILLOW CREEK, LLC

	By:	QHG of Springdale, Inc., its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	Executive Vice President

[SIGNATURE PAGES CONTINUE]

GUARANTOR:	MADISON’S HOSPITAL, LLC

	By:	Triad Holdings II, LLC, its Sole Member

		By:	/s/ Donald P. Fay
		Name:	Donald P. Fay
		Title:	President

SURGICENTERS OF AMERICA, INC.

	By:	/s/ Donald P. Fay
	Name:	Donald P. Fay
	Title:	Executive President and Secretary